UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 12, 2024

WESTERN ALLIANCE BANCORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32550	88-0365922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One E. Washington Street, Phoenix, Arizona  85004
 (Address of principal executive offices)               (Zip Code)

(602) 389-3500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	WAL	New York Stock Exchange
Depositary Shares, Each Representing a 1/400th Interest in a Share of 4.250% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A	WAL PrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 12, 2024, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). The total number of shares of the Company’s common stock, par value of $0.0001 per share, voted in person or by proxy at the Annual Meeting was 98,110,087 representing 89.1% of the 110,166,930 shares outstanding and entitled to vote at the Annual Meeting. The Company's stockholders: elected all of the fourteen nominees for director; approved the advisory vote on executive compensation; voted, on an advisory basis, in favor of holding future advisory votes on executive compensation every year; and ratified the appointment of RSM US LLP as the Company's independent registered public accounting firm for 2024. The Company's stockholders did not approve the stockholder-submitted proposal listed below. The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter are set forth below.
Proposal 1 Election of Directors
The Company’s stockholders elected fourteen directors to each serve for a one-year term expiring in 2025. The voting results were as follows:

	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Bruce D. Beach	86,568,822	1,725,267	172,837	9,643,161
Kevin M. Blakely	87,990,639	300,175	176,112	9,643,161
Juan R. Figuereo	87,190,610	294,612	981,704	9,643,161
Howard N. Gould	87,059,748	1,220,039	187,139	9,643,161
Greta Guggenheim	88,227,184	64,731	175,011	9,643,161
Christopher A. Halmy	88,234,810	55,766	176,350	9,643,161
Mary Chris Jammet	88,138,404	155,921	172,601	9,643,161
Marianne Boyd Johnson	86,069,643	2,223,893	173,390	9,643,161
Mary Tuuk Kuras	88,080,376	208,715	177,835	9,643,161
Robert P. Latta	87,069,422	416,433	981,071	9,643,161
Anthony T. Meola	88,090,675	198,141	178,110	9,643,161
Bryan K. Segedi	87,192,485	1,093,452	180,989	9,643,161
Donald D. Snyder	85,389,397	2,867,840	209,689	9,643,161
Kenneth A. Vecchione	87,243,839	1,045,516	177,571	9,643,161
Proposal 2 Advisory (Non-Binding) Vote on Executive Compensation
The Company’s stockholders approved, on a non-binding advisory basis, executive compensation. The voting results were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
84,561,054	2,853,432	1,052,440	9,643,161
Proposal 3 Advisory (Non-Binding) Vote on Frequency of Future Advisory Votes on Executive Compensation
The Company’s stockholders approved, on a non-binding advisory basis, the frequency of the non-binding vote on executive compensation. The voting results were as follows:

VOTES FOR 1 YEAR	VOTES FOR 2 YEARS	VOTES FOR 3 YEARS	ABSTENTIONS	BROKER NON-VOTES
84,479,446	40,364	3,689,605	257,511	9,643,161
Proposal 4 Ratification of Auditor
The Company’s stockholders ratified the appointment of RSM US LLP as the Company’s independent auditors for the fiscal year ending December 31, 2024. The voting results were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
96,624,557	1,183,789	301,741	—

Proposal 5 Stockholder-submitted proposal
The Company’s stockholders rejected the stockholder proposal requesting a report on risks of politicized de-banking. The voting results were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,287,408	86,690,600	488,918	9,643,161

Item 9.01    Financial Statements and Exhibits
The following exhibits are being filed herewith:
(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN ALLIANCE BANCORPORATION
(Registrant)

/s/ Dale Gibbons

Dale Gibbons
Vice Chairman and
Chief Financial Officer

Date:	June 12, 2024